SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 17, 2004

INSIGHTFUL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	02-020992	04-2842217

State or other jurisdiction of Incorporation)	(Commission File number)	(IRS Employer Identification No.)

1700 Westlake Ave N. #500 Seattle, Washington		98109-3044

(Address of principal executive offices)		(Zip Code)

(206) 283-8802
(Registrant’s telephone number, including area code)

                    N/A
(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated May 17, 2004, announcing Insightful Corporation’s financial results for the quarter ended March 31, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 17, 2004, Insightful Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of Insightful’s press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

May 17, 2004	By:	s/ Kenneth J. Moyle, Jr.

Kenneth J. Moyle, Jr.
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated May 17, 2004, announcing Insightful Corporation’s financial results for the quarter ended March 31, 2003